SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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                            THE MONARCH CEMENT COMPANY
   (Name of Registrant as Specified In Its Charter)

___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

(April 11, 2007)

The annual meeting of the stockholders of The Monarch Cement Company, a Kansas corporation, will be held Wednesday, April 11, 2007, at 2:00 in the afternoon of that day, at the Company's corporate offices, 449 1200 Street, Humboldt, Kansas 66748, to consider and act upon the following:

1.     The election of four directors to serve until the annual meeting of the stockholders of the Company in 2010;

2.     Any other business which may properly come before the meeting;

3.     Adjourning the meeting from time to time.

The Board of Directors has fixed the close of business on February 12, 2007 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.  Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy.  Your proxy may be revoked at any time before it is exercised.

THE MONARCH CEMENT COMPANY

Debra P. Roe, CPA

Assistant Secretary

Humboldt, Kansas

March 15, 2007

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Walter H. Wulf, Jr., Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 12, 2007 at the annual meeting of stockholders to be held on April 11, 2007, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
	(except as marked to	to vote for all
	the contrary below) [ ]	nominees listed below [ ]

(INSTRUCTION:        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Jack R. Callahan	Ronald E. Callaway	Robert M. Kissick	Byron K. Radcliff

 2.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE‑NAMED NOMINEES.  The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
_________________________________________
Signature
Dated___________________________, 2007.	_________________________________________
Signature if held jointly

                        Please mark, sign, date and return this proxy promptly using the enclosed envelope.

The Monarch Cement Company
P.O. Box 1000
Humboldt, Kansas 66748-0900

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

(2:00 p.m., April 11, 2007)

GENERAL INFORMATION

The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company.  In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone.  The Company does not expect to pay any compensation for the solicitation of proxies.  The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company.  Stockholders sharing the same address are provided only one proxy statement and annual report unless the Company has been notified that separate copies are desired.  Stockholders sharing addresses who wish to receive a separate proxy statement or annual report should contact the Company in writing at P.O. Box 1000, Humboldt, Kansas 66748 or call 620-473-2222 to make their request. The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 15, 2007.

The record date with respect to this solicitation is February 12, 2007 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting.  At the close of business on that date 2,490,420 shares of Capital Stock and 1,536,538 shares of Class B Capital Stock were issued and outstanding.  Holders of Capital Stock are entitled to one vote per share standing in their names on the record date.  Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.

A stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director.  "Broker non-votes" occur when a broker indicates that it lacks authority to vote on a matter in the absence of instructions from the beneficial owner.  Broker non-votes are treated as shares of the Company's stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

1.

ELECTION OF DIRECTORS AND RELATED INFORMATION

The Board of Directors is divided into three classes.  Class I is comprised of three directors and Classes II and III are each comprised of four directors.  At each annual meeting of stockholders, one class of directors is elected for a three‑year term.

The four directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class III of the Board of Directors.  Their term of office will commence upon election and will continue until the 2010 annual meeting of stockholders and until their successors are elected and qualified.

The Board of Directors, acting as the nominating committee, has selected the nominees for directors.  Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below.  Each nominee is at present a member of Class III of the Board of Directors.  If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name.  Each of the nominees hereinafter named has indicated his willingness to serve if elected and it is not anticipated that any of them will become unavailable for election.  The names of the nominees are as follows:

Jack R. Callahan	Ronald E. Callaway	Robert M. Kissick	Byron K. Radcliff

                  The Board of Directors recommends that you vote FOR the election of each of the four nominees named above as directors in Class III of the Board of Directors.

Nomination of Directors

The Board of Directors performs the functions of a nominating committee and selects all nominees for election at stockholder meetings.  The Board of Directors does not believe a separate nominating committee is necessary as the Company is not currently required to have a separate committee and the full Board of Directors desires to participate in the discussions regarding the structure, qualifications and needs of the Board.  The members of the Board of Directors who participate in the nomination process are Messers Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Robert M. Kissick, Gayle C. McMillen, Richard N. Nixon, Byron J. Radcliff, Byron K. Radcliff, Michael R. Wachter, Walter H. Wulf, Jr. and Walter H. Wulf, III.  Applying the definition of the term  "independent" in the Nasdaq Global Market's listing standards, Messers Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Gayle C. McMillen, Richard N. Nixon and Michael R. Wachter are independent, and Messers Robert M. Kissick, Byron J. Radcliff, Byron K. Radcliff, Walter H. Wulf, Jr. and Walter H. Wulf, III are not independent.

The Board has not established specific minimum qualifications for nominees, but does evaluate prospective nominees for directors based on their perceived character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors.  The Board of Directors does not have a policy concerning the consideration of director candidates recommended by stockholders, as no director candidates have been recommended by stockholders in recent years.  Any stockholder of the corporation entitled to vote for the election of directors at the annual meeting may make a nomination at the meeting, provided timely notice is given in writing to the secretary of the corporation.  To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered and received not earlier than the 150th day before such annual meeting and not later than the close of business on the later of the 120th day before such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.  Such stockholder's notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and, if known, residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, and (iii) the number of shares of stock of the corporation which are owned of record and beneficially by the proposed nominee and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the corporation which are owned by the stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation.  If it is determined that a nomination does not satisfy the nomination requirements, the defective nomination shall be disregarded.  The Company has not received notice of any such proposed nominee.

Communications with Directors

The Board of Directors does not have a formal process by which stockholders may send communications to the full Board of Directors or individual directors, but stockholders can mail communications to the Board or individual members at the Company's offices at P.O. Box 1000, Humboldt, Kansas 66748-0900, to the attention of the Chief Financial Officer.  The Chief Financial Officer will forward such communications to the Board or the specific Director.  Stockholders are also permitted to communicate with the Board of Directors at the Company's annual meeting of stockholders. The Board is of the view that this process is sufficient for allowing stockholders to communicate with the Board.

The Company does not currently have a formal policy regarding directors' attendance at the annual meeting of stockholders, but historically all members of the Board have attended such meetings.  All members of the Board attended the 2006 annual meeting of stockholders.

3.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office

Name	Age	Present position with Company	Principal occupation last five years	Director since	Term expires	Family relationship between Directors and Officers
NOMINEES C L A S S III:
Jack R. Callahan	75	Director	Retired, formerly President, The Monarch Cement Company	1980	2010*	None

Ronald E. Callaway	71	Director	Retired, formerly Feed yard manager	1990	2010*	None

Robert M. Kissick	70	Vice President and Director	Retired, formerly President, Hydraulic Power Systems, Inc. (manufacturer of construction equipment). Chairman of the Board, Hydraulic Power Systems, Inc.	1972	2010*	None
Byron K. Radcliff	69	Vice Chairman, Secretary, Treasurer and Director	Owner/Manager, Radcliff Ranch (9,000 acres) Dexter, Kansas	1960	2010*	Father of Byron J. Radcliff, Director

*Assumes that the nominee is re-elected. Current term expires at this annual meeting.

4.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office (continued)

Name	Age	Present position with Company	Principal occupation last five years	Director since	Term expires	Family relationship between Directors and Officers
DIRECTORS CONTINUING IN OFFICE C L A S S I:
David L. Deffner	56	Director	Director of Music, Davis Community Church Davis, California	1997	2008	None

Gayle C. McMillen	57	Director	Retired, formerly Instrumental music teacher. Music Coordinator, Trinity United Methodist Church, Salina, Kansas (June 2005 to present)	1999	2008	None

Richard N. Nixon	65	Director	Partner in law firm of Stinson Morrison Hecker LLP, Kansas City, Missouri	1990	2008	None

C L A S S II:
Byron J. Radcliff	50	Director	Rancher	1976	2009	Son of Byron K. Radcliff, Vice Chairman, Secretary, Treasurer and Director

Michael R. Wachter	46	Director	Vice President, Director of Operations, Civil Engineer, Concrete Technology Corp. (a precast/prestressed concrete producer) Tacoma, Washington	1994	2009	None

Walter H. Wulf, Jr	62	Chairman of the Board, President and Director	Position with Company	1971	2009	Father of Walter H. Wulf, III, Director

Walter H. Wulf, III	33	Director	District Sales Manager, General Motors Corporation	2001	2009	Son of Walter H. Wulf, Jr., Chairman of the Board, President and Director
There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

5.

 INFORMATION    CONCERNING    EXECUTIVE    OFFICERS

Name	Age	Present Position with Company	Term of Office Began	Principal Occupation Last Five Years	Family Relationship between Directors and Officers
Walter H. Wulf, Jr.	62	Chairman of the Board President Director	2001 1997 1971	Position with Company	Father of Walter H. Wulf, III, Director

*Robert M. Kissick	70	Vice President Director	1980 1972	See page 4 of this Proxy Statement	None

*Byron K. Radcliff	69	Vice Chairman of the Board Secretary Treasurer Director	2001 1999 1976 1960	See page 4 of this Proxy Statement	Father of Byron J. Radcliff, Director

Debra P. Roe	51	Chief Financial Officer Assistant Secretary-Treasurer	2003 1998	Position with Company	None

Rick E. Rush	54	Vice President	2001	Position with Company	None

Harvey D. Buckley	57	Vice President-Cement Mfg.	2006	Position with Company	None

 * Not actively involved in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

6.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company's securities as of February 1, 2007:
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Byron K. Radcliff P.O. Box 100 Dexter, KS 67038	Capital Stock Class B Capital Stock	202,560 shares (a) 211,960 shares (b)	8.134% 13.795%

Walter H. Wulf, Jr. 700 Wulf Drive Humboldt, KS 66748	Capital Stock Class B Capital Stock	173,102 shares (c) 178,942 shares (d)	6.951% 11.646%

(a)	Includes 197,115 shares owned individually; 2,495 shares owned jointly with wife; and 2,950 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 2,950 shares owned by wife.
(b)	Includes 207,715 shares owned individually; 2,495 shares owned jointly with wife; and 1,750 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 1,750 shares owned by wife.
(c)	Includes 8,310 shares held individually and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is: (i) trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters; (ii) manager of 40,300 shares held in Walter H. Wulf Company, LLC for the benefit of Walter H. Wulf, Jr., his two sisters and their children; (iii) trustee of 4,000 shares held in the Walter H. Wulf and May L. Wulf Charitable Foundation; and (iv) manager of 43,592 shares (all of which are pledged as security) held in the Wulf General, LLC for the benefit of Walter H. Wulf, Jr. and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.
(d)	Includes 13,950 shares held individually (of which 10,850 shares are pledged as security); 500 shares held jointly with wife; and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters and manager of 87,592 shares held in the Wulf General, LLC for the benefit of Walter H. Wulf, Jr. and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.

The security ownership of directors and executive officers of the Company as of February 1, 2007 is as follows:

	Amount and Nature of Beneficial Ownership
	(Number of Shares)				Percent of Ownership
Beneficial Owner	Capital Stock		Class B Capital Stock		Capital Stock	Class B Capital Stock
Jack R. Callahan	-		1,000	(1)	-	*
Ronald E. Callaway	12,636		13,337		*	*
David L. Deffner	13,962		16,463		*	1.071%
Robert M. Kissick	30,503	(2)	39,903	(3)	1.225%	2.597%
Gayle C. McMillen	62,120	(4)	69,220	(5)	2.494%	4.505%
Richard N. Nixon	9,000		1,000		*	*
Byron J. Radcliff	3,350		1,000		*	*
Byron K. Radcliff	202,560	(6)	211,960	(7)	8.134%	13.795%
Michael R. Wachter	250		250		*	*
Walter H. Wulf, Jr.	173,102	(8)	178,942	(9)	6.951%	11.646%
Walter H. Wulf, III	3,700		3,700		*	*
Debra P. Roe	1,325	(1)	825	(1)	*	*
Rick E. Rush	50	(1)	-		*	-
Harvey D. Buckley	100	(1)	-		*	-
All directors & executive officers as a group, 14 persons
	512,658		537,600		20.585%	34.988%
*Less than 1%

7.

Footnotes to Security Ownership of Certain Beneficial Owners and Management
(1) Held jointly with spouse.
(2) Includes 3,528 shares in trusts of which Robert M. Kissick is sole trustee and 26,975 shares owned in wife's trust of which she is sole trustee.  Mr. Kissick disclaims beneficial ownership of 26,975 shares owned by wife's trust.
(3) Includes 6,428 shares in trusts of which Robert M. Kissick is sole trustee and 33,475 shares owned in wife's trust of which she is sole trustee.  Mr. Kissick disclaims beneficial ownership of 33,475 shares owned by wife's trust.
(4) Includes 31,510 shares owned in Mr. McMillen's trust and 30,610 shares owned in wife's trust.
(5) Includes 34,610 shares owned in Mr. McMillen's trust and 34,610 shares owned in wife's trust.
(6) See Footnote (a) to preceding Table.
(7) See Footnote (b) to preceding Table.
(8) See Footnote (c) to preceding Table.
(9) See Footnote (d) to preceding Table.

EXECUTIVE COMPENSATION

        The following table summarizes the total compensation of the Chief Executive Officer, the Chief Financial Officer and the Company's other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2006.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Change in Pension Value and Nonqualified Deferred Compensation Earnings*	Total
WALTER H. WULF, JR. Chairman of the Board and President	2006	$ 213,465	-0-	$38,084	$251,549
DEBRA P. ROE Chief Financial Officer and Assistant Secretary-Treasurer	2006	$ 135,300	-0-	$19,495	$154,795
RICK E. RUSH Vice President	2006	$ 135,300	-0-	$18,062	$153,362
Harvey D. Buckley Vice President-Cement Mfg.	2006	$ 129,480	-0-	$13,997	$143,477

*Consists of the aggregate change in the actuarial present value under the Company's defined benefit retirement plan.

The officers who are directors receive a monthly salary and do not receive additional compensation for attending Board of Directors' meetings or committee meetings.  All other directors, including those serving on the Audit Committee, receive $1,325 for attending each board meeting.  However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $1,325 is paid. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings.

8.

Compensation earned in 2006 by our directors (other than directors who are executive officers of the Company) for service on the Board and its committees is presented in the table below.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jack R. Callahan	6,625*	--	6,625
All other directors who are not executive officers	3,975	--	3,975

                                         * Includes fees paid for one committee meeting and one meeting with the Company's attorneys.

The Board of Directors held three meetings during 2006.  Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 2006.  The Board of Directors has an audit committee, but does not have a standing compensation or nominating committee, or other committee performing similar functions.  The Audit Committee held five meetings in 2006.  See "Audit Committee Report" below for a discussion of the Audit Committee.

Richard N. Nixon, director, is an attorney and during 2006 was a partner in the law firm of Stinson Morrison Hecker LLP, Kansas City, Missouri.  Under the rules of the Securities and Exchange Commission, Mr. Nixon is not deemed to have an indirect material interest in the total legal fees and expenses paid by the Company to Stinson Morrison Hecker during 2006.

DEFINED BENEFIT RETIREMENT PLAN

The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life.  The monthly retirement benefits are computed by multiplying the employee's years of service by one and six‑tenths percent (1.6%) and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits.  For the year 2006, the maximum annual compensation for determining retirement benefits is $220,000.  The normal retirement age at which retirement plan benefits become payable is age 65.  The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above.  Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.

             The table below shows the present value of accumulated benefits payable to each of the named executive officers in the Summary Compensation Table, including the number of years of service credited to each such named executive officer, under the plan determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements.

9.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Walter H. Wulf, Jr.	The Monarch Cement Company Retirement Plan for Staff Employees	35	761,939	-0-
Debra P. Roe	The Monarch Cement Company Retirement Plan for Staff Employees	30	219,120	-0-
Rick E. Rush	The Monarch Cement Company Retirement Plan for Staff Employees	18	166,421	-0-
Harvey D. Buckley	The Monarch Cement Company Retirement Plan for Staff Employees	35	309,845	-0-

SEVERANCE PAY PLAN

On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the "Plan").  The Plan is designed to recognize the past service of long‑standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur.  The Plan provides that if employment of any  "covered employee" is terminated for any reason other than death or disability within 24 months after a  "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by the Company.  The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company's pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes.  A  "covered employee" is any full‑time salaried employee who has been employed for at least 10 years prior to the  "change in control".  A  "change in control" is any merger, consolidation or disposition of all or substantially all of the assets of the Company or any acquisition by any person or group of persons acting in concert who after such acquisition would own more than 30% of the Company's outstanding voting stock.  If there had been a change in control and termination of employment on December 31, 2006, the following persons would have been entitled to receive severance pay pursuant to the Plan as follows:  Mr. Wulf, $627,900; Ms. Roe, $345,450; Mr. Rush, $207,270; and Mr. Buckley, $381,325.  The Plan also provides that any covered employee, who at the time of termination, has been employed on a full‑time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees.  The Plan may be amended or terminated by the affirmative vote of at least two‑thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

COMPENSATION DISCUSSION AND ANALYSIS

There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions).  Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers.  In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr.).  The Board believes that it is able to perform the functions of a compensation committee relative to executive compensation.

10.

Executive Compensation Policy

The objective of our executive compensation program is to attract and retain qualified individuals who provide the skills and leadership necessary to enable our company to achieve earnings growth and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices.  The Board of Directors believes that the compensation of its executive officers, including Mr. Wulf, the Company's President and Chief Executive Officer (CEO), should be influenced by the Company's long-term profitability.  However, the Board does not attempt to establish a direct correlation between the Company's profitability and executive compensation.

Executive Officer Compensation

The principal component of compensation for our executive officers is base salary.  Each year, including 2006, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company's executive officers.  These recommendations have been based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of the Company.  The determination of this salary adjustment is based on the Executive Committee's assessment of the change in the cost of living and of the Company's long-term profitability.  The application of the salary adjustment percentage to the salaries of the Company's salaried employees results generally in the Company's executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company.  A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.  In April 2006, upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation for salaried employees of 4.2 percent.  These increases are reflective of, although not directly tied to, the Company's performance in 2005.

Chief Executive Officer Compensation

The compensation of the Company's CEO is established by the Board of Directors in the same way as compensation is established for the Company's other executive officers.  As indicated in the above discussion, the increase in the CEO's salary, and that of the other executive officers, largely is determined by the application of the salary adjustment percentage selected by the Executive Committee to the CEO's salary, although Ms. Roe, Mr. Rush and Mr. Buckley received a slightly higher increase than the above 4.2 percent.  A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.

COMPENSATION COMMITTEE REPORT

            The Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of the SEC's Regulation S-K.  Based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement.

THE BOARD OF DIRECTORS:	Jack R. Callahan	Ronald E. Callaway
	David L. Deffner	Robert M. Kissick
	Gayle C. McMillen	Richard N. Nixon
	Byron J. Radcliff	Byron K. Radcliff
	Michael R. Wachter	Walter H. Wulf, Jr.
Walter H. Wulf, III

11.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

 No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation.  The members of the Board of Directors who are also executive officers have no interlocking relationships with any other entity which are required by the rules of the Securities and Exchange Commission to be reported in this Proxy Statement.

INDEPENDENT AUDITORS

The Company's Audit Committee of the Board of Directors has selected and retained BKD LLP ( "BKD") to examine its accounts and the accounts of its subsidiaries for the prior and current fiscal year.  It is anticipated that no representative of BKD will be present at the annual meeting of the stockholders and therefore no one from BKD will make a statement or be available to answer questions which may arise.

Audit Fees

The aggregate fees billed by BKD in 2005 for professional services rendered for the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the years ended December 31, 2005 and 2004 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2005, June 30, 2005 and September 30, 2005, respectively, were approximately $70,000.

The aggregate fees billed by BKD in 2006 for professional services rendered for the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the years ended December 31, 2006 and 2005 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2006, June 30, 2006 and September 30, 2006, respectively, were approximately $335,000.  This was the first year the Company was required to file as an accelerated filer.  The additional fees related to the audit of internal controls as required by Section 404 of Sarbanes-Oxley.

Audit-Related Fees

The aggregate audit-related fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2005 and 2006, were approximately $19,000 and $18,000, respectively, and related to the audit of employee benefit plans.

Tax Fees

The aggregate tax fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2005 and December 31, 2006 were $-0- as BKD did not provide any tax services to the Company in either of these years.

All Other Fees

The aggregate fees billed by BKD for services rendered to the Company other than the services described above under  "Audit Fees" for the fiscal year ended December 31, 2005 were approximately $17,000 which included fees and expenses related to computer forensic work.

12.

The aggregate fees billed by BKD for services rendered to the Company other than the services described above under  "Audit Fees" for the fiscal year ended December 31, 2006 were approximately $2,800, which included fees related to computer forensic work.

Pre-Approval Policy

The Audit Committee of the Company pre-approves with an engagement letter all audit and non-audit services performed by BKD.  One hundred percent (100%) of the non-audit services provided by BKD were pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BKD LLP.

AUDIT COMMITTEE REPORT

The Company's Audit Committee of the Board of Directors (the  "committee") operates under a written charter approved by the committee and adopted by the Company's Board of Directors.  The committee's charter is not available on the Company's website, but it is attached to this proxy statement as Appendix A.  The sole member of the committee, Jack R. Callahan, is independent as defined in the Nasdaq Global Market's listing standards.  Based on his years of experience as the Company's CEO and his financial sophistication, the Board of Directors has determined that Jack R. Callahan meets the SEC's definition of an audit committee financial expert.

            The Audit Committee assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors.  The committee reviews and approves the hiring of audit personnel and evaluates the performance of the external auditors.  In fulfilling its responsibilities, the committee reviewed and discussed The Monarch Cement Company's audited financial statements for the fiscal year ended December 31, 2006 with the Company's management and independent auditors, BKD LLP ( "BKD").

 The committee also discussed with BKD the matters required to be discussed by Auditing Standards No. 61, Professional Standards.  In addition, the committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1,  "Independence Discussions with Audit Committees", and discussed with the independent auditors their independence in relation to us and the Company's management.  The committee also considered the non-audit services provided to it by the independent auditors and concluded that such services were compatible with maintaining their independence.

Based upon the reviews and discussions referred to above, the committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee

/s/ Jack R. Callahan Jack R. Callahan

13.

DEADLINE FOR STOCKHOLDER PROPOSALS

No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to the annual meeting of stockholders to be held on April 9, 2008 which is not received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-0900 on or before November 12, 2007.

Stockholders who intend to present a proposal at the 2008 annual meeting without inclusion of such proposal in the proxy materials are required to provide notice to us no later than January 15, 2008.

FINANCIAL STATEMENTS

The annual report of the Company containing financial statements for the year ended December 31, 2006 is enclosed with the Proxy Statement.

OTHER BUSINESS

The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting.  However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the  "Exchange Act") generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities.  Securities and Exchange Commission regulations require directors, executive officers and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) reports they file.  To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required during the year ended December 31, 2006, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with, except that Gayle C. McMillen filed one late Form 4 report for one transaction.

14.

                                                                                                                                  APPENDIX  A

CHARTER OF THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

THE MONARCH CEMENT COMPANY

I.  PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:  (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public; (ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (iii) the Corporation's auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.  The Audit Committee's primary duties and responsibilities are to:

  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  Select and engage the services of the Corporation's independent accountants.

  Review and appraise the audit efforts of the Corporation's independent accountants.

  Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.  These responsibilities are in addition to those duties set out for a member of the Board of Directors.

II.  COMPOSITION

The Audit Committee shall be comprised of one or more directors as determined by the Board, each of whom shall be independent directors.  Members of the Audit Committee shall be considered independent if they (i) do not, other than in their capacity as a member of the Audit Committee, the Board or other Board committee, accept any consulting, advisory or other compensatory fee from the Corporation, (ii) are not affiliated persons of the Corporation or any of its subsidiaries, and (iii) have no relationship to the Corporation that reasonably may be regarded as interfering with the exercise of their independence from management and the Corporation.  Examples of such relationships include:

-           a director being employed by the Corporation or any of its affiliates for the current year or any of the past three years;

-           a director who accepts any compensation from the Corporation or any of its affiliates during the previous fiscal year, other than compensation for service as a member of the Audit Committee, the Board or other Board committee;

-           a director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer.  "Immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

-           a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) in any of the past three years (other than such payments as are of a de minimis amount and are permitted by applicable law);

-           a director being employed as an executive of another entity where any of the Corporation's executives serves on that entity's compensation committee.

One director who is not an independent director (as defined above) and is not a current employee or an immediate family member of such employee may be appointed to the Audit Committee, if such appointment otherwise would be permitted by applicable regulation or exemptive action of the Securities and Exchange Commission ("SEC") (and of any national securities exchange or automated securities quotation system on which the Corporation's common stock may be traded).

All members of the Committee shall be capable of reading and understanding fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee.  If reasonably practicable, at least one member of the Committee shall have past employment experience in accounting or finance, requisite professional certification in accounting or any other experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.  The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.  In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.2 below.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.  Review and if necessary, update this Charter at least annually.

2.  Review the Corporation's annual financial statements and any other periodic financial reports, including but not limited to any Form 10-Q's, submitted to the SEC, including any certification, report, opinion or review rendered by the independent accountants thereunder.

3.  Review any reports from the Corporation's independent accountants regarding internal controls.

Independent Accountants

4.  Select the Corporation's independent accountants, after considering their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.  On at least an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5.  Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6.  At least annually consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

7.  In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

8.  Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.  The consideration should include a discussion with the independent accountants which should include such issues as the clarity of the Corporation's disclosures and degree of aggressiveness or conservatism of its accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

9.  Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

10.  In conjunction with the Audit Committee's review of quarterly financial reports, the Audit Committee shall, promptly upon its request, be provided information from each of management and/or the independent accountants regarding any significant management judgments or significant adjustments made in preparation of the financial statements and the view of each as to appropriateness of such judgments and adjustments.

11.  Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12.  Review any significant disagreement among management and the independent accountants related to the preparation of the financial statements.

13.  Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.  (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

14.  Review or authorize the review of any matters within the Audit Committee's scope of responsibilities.  The Committee shall have the power to retain independent counsel, accountants, or others to assist it in the conduct of any such review.

Ethical and Legal Compliance

15.  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

16.  Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

17.  Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18.  Perform any other activities consistent with this Charter, the Corporation's By‑laws and governing law, as the Committee or the Board deems necessary or appropriate.

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